Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact

Bill Rader, (224) 948-5353

media@baxter.com

Investor Contact

Clare Trachtman, (224) 948-3085

BAXTER REPORTS SECOND-QUARTER 2018 RESULTS AND INCREASES

EARNINGS OUTLOOK FOR FULL-YEAR 2018

•	Second-quarter revenue of $2.8 billion increased 9 percent on a reported basis and 4 percent on an operational basis

•	Second-quarter GAAP earnings per share (EPS) of $0.63; Adjusted EPS of $0.77 increased 22 percent

•	Company raises full-year 2018 GAAP EPS to $2.48 to $2.59; Adjusted EPS to $2.94 to $3.00

DEERFIELD, Ill., JULY 26, 2018 — Baxter International Inc. (NYSE:BAX), a leading global medical products company, today reported results for the second quarter of 2018 and increased its full-year 2018 earnings guidance.

“Our solid second quarter performance supports the strategic priorities we laid out at our May investor conference to deliver sustainable long-term growth across our diversified portfolio,” said José (Joe) E. Almeida, chairman and chief executive officer. “We remain relentlessly focused on enhancing operational efficiency throughout the company, while also increasing investments in innovative therapies and products to benefit patients and healthcare providers and accelerate top-line growth.”

Second-quarter Financial Results

In the second quarter, worldwide sales totaled approximately $2.8 billion, an increase of 9 percent on a reported basis, 5 percent on a constant currency basis and 4 percent on an operational basis compared to the prior-year period. Operational sales in the second quarter adjust for the impact of foreign exchange and generic competition for U.S. cyclophosphamide, as well as the acquisitions of Claris Injectables (Claris) and two surgical products from Mallinckrodt plc, which closed in July 2017 and March 2018, respectively.

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BAXTER REPORTS SECOND-QUARTER 2018 RESULTS AND

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Sales in the U.S. totaled $1.2 billion, increasing 7 percent on a reported basis and 4 percent on an operational basis. International sales of $1.6 billion increased 11 percent on a reported basis, 4 percent on a constant currency basis and 3 percent on an operational basis. Drivers of growth in the quarter included increased sales of injectable pharmaceuticals, strength in the company’s renal care and acute therapies businesses as well as solid performance from our compounding and contract manufacturing businesses.

Beginning in 2018, Baxter reports its operating results based on three geographic segments: Americas (North and South America), EMEA (Europe, Middle East and Africa) and APAC (Asia Pacific) as well as by the company’s six Global Business Units (GBUs). Please see the schedules accompanying this press release for more details on sales performance in the quarter.

Baxter reported income from continuing operations of $343 million, or $0.63 per diluted share, on a GAAP (Generally Accepted Accounting Principles) basis for the second quarter. These results included special items totaling $103 million ($78 million net after-tax), primarily related to business optimization, intangible amortization and integration expenses. On an adjusted basis, Baxter’s second quarter income from continuing operations totaled $421 million, or $0.77 per diluted share. Adjusted earnings per diluted share advanced 22 percent in the quarter, driven by solid top-line performance and the ongoing benefit from the company’s business transformation initiatives.

In the second quarter of 2018, Baxter generated $405 million in operating cash flow, or $852 million year to date. This represents a first half increase of $85 million driven by improved operational performance. As a result, the company generated an increase of over $50 million in free cash flow to $541 million (operating cash flow less capital expenditures of $311 million) as compared to the first-half of 2017.

Also during the quarter, Baxter’s Board of Directors approved an approximately 19 percent increase in the company’s quarterly dividend rate, reflecting Baxter’s strong financial position and ongoing focus on strategically deploying capital to both fuel growth and enhance stockholder value.

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BAXTER REPORTS SECOND-QUARTER 2018 RESULTS AND

INCREASES EARNINGS OUTLOOK FOR FULL-YEAR 2018 — Page  3

Business Highlights

In support of its strategy to accelerate profitable growth and deliver meaningful innovation for patients and healthcare professionals around the world, Baxter achieved a number of recent operational, pipeline and commercial milestones:

•

Hosted its 2018 Investor Conference, outlining the company’s strategies to drive sustained growth, deliver attractive shareholder value and advance patient care globally. The company also increased its financial guidance for 2020 and provided its financial outlook for 2023.

•	Expanded the company’s medication delivery portfolio with two new innovative drug infusion pumps that help to meet the unique needs of markets around the world:

•

Received U.S. Food and Drug Administration (FDA) clearance and Health Canada approval of the Spectrum IQ Infusion System with Dose IQ Safety Software. The Spectrum IQ system is the first-of-its-kind designed specifically for bi-directional electronic medical records (EMR) integration with new exclusive features to help ensure the correct medications and fluids are delivered to the patient.

•

Secured CE Mark for the Evo IQ Infusion System in the United Kingdom and Ireland, representing the first in a series of planned regulatory submissions for the Evo IQ system internationally. The Evo IQ Infusion System includes advanced software to promote patient safety and delivers next-generation clinical workflows and clinician efficiency through a modular design that enables upgradable functionality to meet a wide range of clinical needs.

•	Received two approvals from Health Canada for innovations to patient care:

•

New indication for the company’s oXiris set, which is used with Baxter’s Prismaflex system and is now Canada’s first blood purification set for simultaneous use in continuous renal replacement therapy and sepsis management protocols. oXiris previously received CE Mark and regulatory approval for the label expansion in more than 30 countries in Europe and certain countries in the Middle East and Africa, and Baxter plans to file for the expanded indication in additional countries.

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BAXTER REPORTS SECOND-QUARTER 2018 RESULTS AND

INCREASES EARNINGS OUTLOOK FOR FULL-YEAR 2018 — Page  4

•

Olimel 7.6% (globally referred to as Olimel N12), an olive-based, standardized solution with the highest protein and lowest glucose formulation available today. This triple-chamber bag represents the latest generation in the company’s industry-leading parenteral nutrition portfolio; the Canadian launch will be the first in a series of planned global launches.

•

Announced key updates for the company’s Sharesource remote patient management system, which is embedded in Baxter’s Amia, Homechoice Claria and Kaguya automated peritoneal dialysis (APD) platforms, for home dialysis patients. The enhancements support greater accessibility and efficiencies for healthcare providers in remotely viewing patient data.

2018 Financial Outlook

For full-year 2018: Based on the company’s strong performance year to date, Baxter is raising its earnings outlook for the full year of 2018. The company now expects adjusted earnings from continuing operations, before special items, of $2.94 to $3.00 per diluted share for the full year. The company now expects sales growth of approximately 6 percent on a reported basis as a result of changes in foreign exchange rates. The company continues to expect sales growth of approximately 5 percent on a constant currency basis and 4 to 5 percent on an operational basis.*

For third-quarter 2018: The company expects sales growth of approximately 3 percent on a reported basis, approximately 3 to 4 percent on a constant currency basis and 3 to 4 percent on an operational basis.* The company expects adjusted earnings from continuing operations, before special items, of $0.72 to $0.74 per diluted share.

*Full-year and third quarter operational sales have been adjusted for the impact of foreign exchange, generic competition for U.S. cyclophosphamide and the benefit from the acquisitions of Claris and the two Mallinckrodt surgical assets.

Please see the schedules accompanying this press release for a reconciliation between the projected 2018 adjusted earnings per diluted share and projected GAAP earnings per diluted share.

A webcast of Baxter’s second quarter 2018 conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on July 26, 2018. Please see www.baxter.com for more information regarding this and future investor events and webcasts.

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BAXTER REPORTS SECOND-QUARTER 2018 RESULTS AND

INCREASES EARNINGS OUTLOOK FOR FULL-YEAR 2018 — Page  5

About Baxter

Every day, millions of patients and caregivers rely on Baxter’s leading portfolio of critical care, nutrition, renal, hospital and surgical products. For more than 85 years, we’ve been operating at the critical intersection where innovations that save and sustain lives meet the healthcare providers that make it happen. With products, technologies and therapies available in more than 100 countries, Baxter’s employees worldwide are now building upon the company’s rich heritage of medical breakthroughs to advance the next generation of transformative healthcare innovations. To learn more, visit www.baxter.com and follow us on Twitter, LinkedIn and Facebook.

This release includes forward-looking statements concerning the company’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline including results of clinical trials and planned product launches, and outlook for 2018. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products; product development risks; product quality or patient safety concerns; continuity, availability and pricing of acceptable raw materials and component supply; inability to create additional production capacity in a timely manner or the occurrence of other manufacturing or supply difficulties (including as a result of a natural disaster or otherwise); breaches or failures of the company’s information technology systems, including by cyberattack; future actions of regulatory bodies and other governmental authorities, including FDA, the Department of Justice, the New York Attorney General and foreign regulatory agencies; failures with respect to compliance programs; future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Claris Injectables and two surgical products from Mallinckrodt plc); the ability to enforce owned or in-licensed patents or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions (including potential trade wars); fluctuations in foreign exchange and interest rates; any change in law concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; actions taken by tax authorities in connection with ongoing tax audits; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of the company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

Baxter, Spectrum IQ, Dose IQ, Evo IQ, oXiris, Prismaflex, Sharesource, Amia, Homechoice Claria, Kaguya and Olimel are registered trademarks of Baxter International Inc.

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BAXTER REPORTS SECOND-QUARTER 2018 RESULTS AND

INCREASES EARNINGS OUTLOOK FOR FULL-YEAR 2018 — Page  6

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BAXTER — PAGE  7

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended June 30, 2018 and 2017

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended June 30,
	2018		2017		Change

NET SALES	$ 2,842		$ 2,605		9%

COST OF SALES	1,603		1,473		9%

GROSS MARGIN	1,239		1,132		9%

% of Net Sales	43.6%		43.5%		0.1 pts

MARKETING AND ADMINISTRATIVE EXPENSES	681		630		8%
% of Net Sales	24.0%		24.2%		(0.2 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	174		155		12%
% of Net Sales	6.1%		6.0%		0.1 pts

OPERATING INCOME	384		347		11%

% of Net Sales	13.5%		13.3%		0.2 pts

NET INTEREST EXPENSE	11		13		(15%	)

OTHER (INCOME) EXPENSE, NET	(31)		28		NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	404		306		32%

INCOME TAX EXPENSE	61		42		45%

% of Income from Continuing Operations before Income Taxes	15.1%		13.7%		1.4 pts

INCOME FROM CONTINUING OPERATIONS	343		264		30%

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	—		1		NM

NET INCOME	$ 343		$ 265		29%

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE

Basic	$ 0.64		$ 0.49		31%

Diluted	$ 0.63		$ 0.48		31%

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.00		$ 0.00		NM

Diluted	$ 0.00		$ 0.00		NM

NET INCOME PER COMMON SHARE
Basic	$ 0.64		$ 0.49		31%

Diluted	$ 0.63		$ 0.48		31%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	535		544
Diluted	547		555

ADJUSTED OPERATING INCOME (excluding special items)	$ 487	A	$ 427	A	14%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 507	A	$ 419	A	21%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 421	A	$ 348	A	21%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 0.77	A	$ 0.63	A	22%

A	Refer to page 8 for a description of the adjustments and a reconciliation to GAAP measures.

NM	- Not Meaningful

BAXTER — PAGE  8

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended June 30, 2018 and 2017

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended June 30, 2018 and 2017 included special items which impacted the GAAP measures as follows:

	Three Months Ended June 30,
	2018	2017	Change

Gross Margin	$1,239	$1,132	9%
Intangible asset amortization expense [1]	44	36
Business optimization items [2]	3	14
Acquisition and integration expenses [3]	6	—
Product-related items [4]	—	(4)
Separation-related costs [5]	—	1

Adjusted Gross Margin	$1,292	$1,179	10%

% of Net Sales	45.5%	45.3%	0.2 pts

Marketing and Administrative Expenses	$ 681	$ 630	8%
Business optimization items [2]	(34)	(20)
Separation-related costs [5]	—	(7)
Acquisition and integration expenses [3]	(6)	(5)

Adjusted Marketing and Administrative Expenses	$ 641	$ 598	7%

% of Net Sales	22.6%	23.0%	(0.4 pts	)

Research and Development Expenses	$ 174	$ 155	12%
Business optimization items [2]	(10)	(1)

Adjusted Research and Development Expenses	$ 164	$ 154	6%

% of Net Sales	5.8%	5.9%	(0.1 pts	)

Operating Income	$ 384	$ 347	11%
Impact of special items	103	80

Adjusted Operating Income	$ 487	$ 427	14%

% of Net Sales	17.1%	16.4%	0.7 pts

Other (Income) Expense, Net	$ (31)	$ 28	NM
Venezuela deconsolidation [6]	—	(33)

Adjusted Other Income, Net	$ (31)	$ (5)	NM

Pre-Tax Income from Continuing Operations	$ 404	$ 306	32%
Impact of special items	103	113

Adjusted Pre-Tax Income from Continuing Operations	$ 507	$ 419	21%

Income Tax Expense	$ 61	$ 42	45%
Impact of special items [7]	25	29

Adjusted Income Tax Expense	$ 86	$ 71	21%

% of Adjusted Pre-Tax Income from Continuing Operations	17.0%	16.9%	0.1 pts

Income from Continuing Operations	$ 343	$ 264	30%
Impact of special items	78	84

Adjusted Income from Continuing Operations	$ 421	$ 348	21%

Diluted EPS from Continuing Operations	$ 0.63	$ 0.48	31%
Impact of special items	0.14	0.15

Adjusted Diluted EPS from Continuing Operations	$ 0.77	$ 0.63	22%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	547	555

[1]

The company’s results in 2018 and 2017 included intangible asset amortization expense of $44 million ($34 million, or $0.06 per diluted share, on an after-tax basis) and $36 million ($27 million, or $0.05 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2018 included a charge of $47 million ($34 million, or $0.06 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a charge of $21 million related to restructuring activities, $25 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $1 million of accelerated depreciation associated with facilities to be closed. The $21 million of net restructuring charges included $18 million of employee termination costs and $3 million of other charges.

The company’s results in 2017 included a charge of $35 million ($26 million, or $0.05 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $16 million related to restructuring activities, $16 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $3 million of accelerated depreciation associated with facilities to be closed. The $16 million of net restructuring charges included net $7 million of employee termination costs, $4 million related to contract termination costs, and $5 million of asset impairment charges primarily related to facility closures.

[3]

The company’s results in 2018 include acquisition and integration costs related to the company’s acquisitions of Claris Injectables Limited and the RECOTHROM and PREVELEAK products of $12 million ($10 million, or $0.02 per diluted share, on an after-tax basis).

The company’s results in 2017 included acquisition and integration costs of $5 million ($4 million, or $0.01 per diluted share, on an after-tax basis) related to the company’s acquisition of Claris Injectables Limited.

[4]	The company’s results in 2017 included a benefit of $4 million ($3 million, or $0.01 per diluted share, on an after-tax basis) related to an adjustment to historical product reserves.

[5]	The company’s results in 2017 included costs incurred related to the Baxalta separation totaling $8 million ($6 million, or $0.01 per diluted share, on an after-tax basis).

[6]	The company’s results in 2017 included a charge of $33 million ($24 million, or $0.04 per diluted share, on an after-tax basis) related to the deconsolidation of its Venezuelan operations.

[7]

Reflected in this item is the tax impact of the special items identified in this table. The tax effect of each adjustment is based on the jurisdiction in which the adjustment is incurred and the tax laws in effect for each such jurisdiction.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

NM - Not Meaningful

BAXTER — PAGE  9

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Six Months Ended June 30, 2018 and 2017

(unaudited)

(in millions, except per share and percentage data)

	Six Months Ended June 30,
	2018		2017		Change

NET SALES	$ 5,519		$ 5,080		9%

COST OF SALES	3,166		2,904		9%

GROSS MARGIN	2,353		2,176		8%

% of Net Sales	42.6%		42.8%		(0.2 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	1,303		1,194		9%
% of Net Sales	23.6%		23.5%		0.1 pts

RESEARCH AND DEVELOPMENT EXPENSES	314		282		11%
% of Net Sales	5.7%		5.6%		0.1 pts

CLARIS SETTLEMENT	(80)		—		NM

OPERATING INCOME	816		700		17%

% of Net Sales	14.8%		13.8%		1 pts

NET INTEREST EXPENSE	23		27		(15%	)

OTHER (INCOME) EXPENSE, NET	(49)		39		NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	842		634		33%

INCOME TAX EXPENSE	110		97		13%

% of Income from Continuing Operations before Income Taxes	13.1%		15.3%		(2.2 pts	)

INCOME FROM CONTINUING OPERATIONS	732		537		36%

NET INCOME	$ 732		$ 537		36%

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 1.36		$ 0.99		37%

Diluted	$ 1.33		$ 0.97		37%

NET INCOME PER COMMON SHARE
Basic	$ 1.36		$ 0.99		37%

Diluted	$ 1.33		$ 0.97		37%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	537		542
Diluted	549		553

ADJUSTED OPERATING INCOME (excluding special items)	$ 935	A	$ 842	A	11%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 961	A	$ 809	A	19%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 809	A	$ 666	A	21%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 1.47	A	$ 1.20	A	23%

A	Refer to page 10 for a description of the adjustments and a reconciliation to GAAP measures.

NM	- Not Meaningful

BAXTER — PAGE  10

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Six Months Ended June 30, 2018 and 2017

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the six months ended June 30, 2018 and 2017 included special items which impacted the GAAP measures as follows:

	Six Months Ended June 30,
	2018	2017	Change

Gross Margin	$ 2,353	$ 2,176	8%
Intangible asset amortization expense [1]	85	74
Business optimization items [2]	9	30
Acquisition and integration expenses [3]	9	—
Litigation [4]	8	—
Product-related items [5]	—	(4)
Separation-related costs [6]	—	1

Adjusted Gross Margin	$ 2,464	$ 2,277	8%

% of Net Sales	44.6%	44.8%	(0.2 pts	)

Marketing and Administrative Expenses	$ 1,303	$ 1,194	9%
Business optimization items [2]	(63)	(35)
Separation-related costs [6]	—	(14)
Acquisition and integration expenses [3]	(10)	(5)
Historical rebate and discount adjustments [7]	—	12
Litigation [4]	(2)	—

Adjusted Marketing and Administrative Expenses	$ 1,228	$ 1,152	7%

% of Net Sales	22.3%	22.7%	(0.4 pts	)

Research and Development Expenses	$ 314	$ 282	11%
Business optimization items [2]	(13)	1

Adjusted Research and Development Expenses	$ 301	$ 283	6%

% of Net Sales	5.5%	5.6%	(0.1 pts	)

Claris Settlement	$ (80)	$ —	NM
Claris settlement [8]	80	—

Adjusted Claris Settlement	$0	$0	0%

% of Net Sales	0.0%	0.0%	0 pts

Operating Income	$ 816	$ 700	17%
Impact of special items	119	142

Adjusted Operating Income	$ 935	$ 842	11%

% of Net Sales	16.9%	16.6%	0.3 pts

Other (Income) Expense, Net	$ (49)	$ 39	NM
Venezuelan deconsolidation [9]	—	(33)

Adjusted Other (Income) Expense, Net	$ (49)	$ 6	NM

Pre-Tax Income from Continuing Operations	$ 842	$ 634	33%
Impact of special items	119	175

Adjusted Pre-Tax Income from Continuing Operations	$ 961	$ 809	19%

Income Tax Expense	$ 110	$ 97	13%
Impact of special items [10]	42	46

Adjusted Income Tax Expense	$ 152	$ 143	6%

% of Adjusted Pre-Tax Income from Continuing Operations	15.8%	17.7%	(1.9 pts	)

Income from Continuing Operations	$ 732	$ 537	36%
Impact of special items	77	129

Adjusted Income from Continuing Operations	$ 809	$ 666	21%

Diluted EPS from Continuing Operations	$ 1.33	$ 0.97	37%
Impact of special items	0.14	0.23

Adjusted Diluted EPS from Continuing Operations	$ 1.47	$ 1.20	23%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	549	553

[1]

The company’s results in 2018 and 2017 included intangible asset amortization expense of $85 million ($70 million, or $0.13 per diluted share, on an after-tax basis) and $74 million ($55 million, or $0.10 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2018 included a net charge of $85 million ($68 million, or $0.12 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $33 million related to restructuring activities, $50 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $2 million of accelerated depreciation associated with facilities to be closed. The $33 million of net restructuring charges included $28 million of employee termination costs, $3 million of asset impairment charges primarily related to facility closures, and $2 million of other charges.

The company’s results in 2017 included a net charge of $64 million ($47 million, or $0.08 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $19 million related to restructuring activities, $37 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $8 million of accelerated depreciation associated with facilities to be closed. The $19 million of net restructuring charges included $9 million of employee termination costs, $5 million of contract termination costs, and $5 million of asset impairment charges primarily related to facility closures.

[3]

The company’s results in 2018 include acquisition and integration costs related to the company’s acquisitions of Claris Injectables Limited and the RECOTHROM and PREVELEAK products of $19 million ($16 million, or $0.02 per diluted share, on an after-tax basis).

The company’s results in 2017 included acquisition and integration costs of $5 million ($4 million, or $0.01 per diluted share, on an after-tax basis) related to the company’s acquisition of Claris Injectables Limited.

[4]	The company’s results in 2018 included charges of $10 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to certain product litigation.

[5]	The company’s results in 2017 include a benefit of $4 million ($3 million, or $0.01 per diluted share, on an after-tax basis) related to an adjustment to historical product reserves.

[6]	The company’s results in 2017 included costs incurred related to the Baxalta separation totaling $15 million ($11 million, or $0.02 per diluted share, on an after-tax basis).

[7]

The company’s results in 2017 include a benefit of $12 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to an adjustment to the company’s historical rebates and discount reserves.

[8]

The company’s results in 2018 included a benefit of $80 million ($78 million, or $0.14 per diluted share, on an after-tax basis) for the settlement of certain claims related to the acquired operations of Claris Injectables Limited.

[9]	The company’s results in 2017 included a charge of $33 million ($24 million, or $0.05 per diluted share, on an after-tax basis) related to the deconsolidation of its Venezuelan operations.

[10]

Reflected in this item is the tax impact of the special items identified in this table as well as a benefit of $8 million, or $0.01 per diluted share, from the first quarter of 2018, related to an update to the estimated impact of U.S. federal tax reform previously made by the company. The tax effect of each adjustment is based on the jurisdiction in which the adjustment is incurred and the tax laws in effect for each such jurisdiction.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

NM - Not Meaningful

BAXTER — PAGE  11

BAXTER INTERNATIONAL INC.

Sales by Operating Segment

Periods Ending June 30, 2018 and 2017

(unaudited)

($ in millions)

	Q2 2018	Q2 2017	% Growth @ Actual Rates	% Growth @ Constant Rates	YTD 2018	YTD 2017	% Growth @ Actual Rates	% Growth @ Constant Rates

Americas	$ 1,525	$ 1,433	6%	6%	$ 2,967	$ 2,806	6%	5%
EMEA	758	666	14%	3%	1,482	1,297	14%	3%
APAC	559	506	10%	6%	1,070	977	10%	4%
Total Baxter	$ 2,842	$ 2,605	9%	5%	$ 5,519	$ 5,080	9%	5%

BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

Sales by GBU

Periods Ending June 30, 2018 and 2017

(unaudited)

($ in millions)

	Q2 2018	Q2 2017	% Growth @ Actual Rates	% Growth @ Constant Rates		YTD 2018	YTD 2017	% Growth @ Actual Rates	% Growth @ Constant Rates

Renal Care¹	$ 931	$854	9%	4%		$1,799	$1,643	9%	4%
Medication Delivery²	681	683	0%	(2%	)	1,357	1,347	1%	(1%	)
Pharmaceuticals³	537	450	19%	16%		1,033	877	18%	14%
Clinical Nutrition[4]	221	216	2%	(3%	)	444	428	4%	(2%	)
Advanced Surgery[5]	204	178	15%	12%		386	346	12%	8%
Acute Therapies[6]	129	112	15%	10%		258	218	18%	12%
Other[7]	139	112	24%	20%		242	221	10%	4%
Total Baxter	$2,842	$2,605	9%	5%		$5,519	$5,080	9%	5%

[1]	Includes sales of the company’s peritoneal dialysis (PD) and hemodialysis (HD) and additional dialysis therapies and services.

[2]	Includes sales of the company’s IV therapies, infusion pumps, administration sets and drug reconstitution devices.

[3]	Includes sales of the company’s premixed and oncology drug platforms, inhaled anesthesia and critical care products and pharmacy compounding services.

[4]	Includes sales of the company’s parenteral nutrition (PN) therapies.

[5]	Includes sales of the company’s biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.

[6]	Includes sales of the company’s continuous renal replacement therapies (CRRT) and other organ support therapies focused in the ICU.

[7]	Includes sales primarily from the company’s pharmaceutical partnering business.

BAXTER — PAGE  13

BAXTER INTERNATIONAL INC.

GBU Sales by U.S. and International

Periods Ending June 30, 2018 and 2017

(unaudited)

($ in millions)

	Q2 2018			Q2 2017			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International	Total

Renal Care	$ 204	$ 727	$931	$ 190	$ 664	$ 854	7%		9%	9%
Medication Delivery	426	255	681	431	252	683	(1%	)	1%	0%
Pharmaceuticals	262	275	537	216	234	450	21%		18%	19%
Clinical Nutrition	80	141	221	96	120	216	(17%	)	18%	2%
Advanced Surgery	118	86	204	101	77	178	17%		12%	15%
Acute Therapies	42	87	129	35	77	112	20%		13%	15%
Other	78	61	139	62	50	112	26%		22%	24%
Total Baxter	$1,210	$1,632	$2,842	$1,131	$1,474	$2,605	7%		11%	9%

BAXTER — PAGE  14

BAXTER INTERNATIONAL INC.

GBU Sales by U.S. and International

Periods Ending June 30, 2018 and 2017

(unaudited)

($ in millions)

	YTD 2018			YTD 2017			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International	Total

Renal Care	$ 400	$1,399	$1,799	$ 369	$1,274	$1,643	8%		10%	9%
Medication Delivery	862	495	1,357	860	487	1,347	0%		2%	1%
Pharmaceuticals	505	528	1,033	429	448	877	18%		18%	18%
Clinical Nutrition	163	281	444	184	244	428	(11%	)	15%	4%
Advanced Surgery	217	169	386	198	148	346	10%		14%	12%
Acute Therapies	88	170	258	72	146	218	22%		16%	18%
Other	122	120	242	122	99	221	0%		21%	10%
Total Baxter	$2,357	$3,162	$5,519	$2,234	$2,846	$5,080	6%		11%	9%

BAXTER — PAGE  15

BAXTER INTERNATIONAL INC.

Free Cash Flow Reconciliation

(unaudited)

($ in millions)

	Six Months Ended June 30,
	2018	2017
Cash flows from operations - continuing operations	$852	$767
Capital expenditures	(311)	(279)
Free cash flow - continuing operations	$541	$488

BAXTER — PAGE  16

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Change in Net Sales As Reported to Operational Sales

From The Three Months Ended June 30, 2017 to The Three Months Ended June 30, 2018

(unaudited)

	Q2 2018 QTD*
	Net sales As Reported	US Cyclophosphamide	Acquisitions		FX		Operational Sales

Renal Care	9%	0%	0%		(5%	)	4%
Medication Delivery	0%	0%	0%		(2%	)	(2%	)
Pharmaceuticals	19%	3%	(8%	)	(3%	)	11%
Clinical Nutrition	2%	0%	0%		(5%	)	(3%	)
Advanced Surgery	15%	0%	(10%	)	(3%	)	2%
Acute Therapies	15%	0%	0%		(5%	)	10%
Other	24%	0%	0%		(4%	)	20%
Total Baxter	9%	0%	(2%	)	(4%	)	4%
U.S.	7%	1%	(4%	)	0%		4%
International	11%	0%	(1%	)	(7%	)	3%

*	Totals may not foot due to rounding

BAXTER — PAGE  17

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Change in Net Sales As Reported to Operational Sales

From The Six Months Ended June 30, 2017 to The Six Months Ended June 30, 2018

(unaudited)

	Q2 2018 YTD*
	Net sales As Reported	US Cyclophosphamide	Acquisitions		FX		Operational Sales
Renal Care	9%	0%	0%		(5%	)	4%
Medication Delivery	1%	0%	0%		(2%	)	(1%	)
Pharmaceuticals	18%	2%	(8%	)	(4%	)	8%
Clinical Nutrition	4%	0%	0%		(6%	)	(2%	)
Advanced Surgery	12%	0%	(5%	)	(4%	)	3%
Acute Therapies	18%	0%	0%		(6%	)	12%
Other	10%	0%	0%		(6%	)	4%
Total Baxter	9%	0%	(2%	)	(4%	)	3%
U.S.	6%	0%	(3%	)	0%		3%
International	11%	0%	(1%	)	(7%	)	3%

*	Totals may not foot due to rounding

BAXTER — PAGE  18

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measures

Projected 2018 Adjusted Earnings Per Share and Projected GAAP Earnings Per Share, and

Projected 2018 Adjusted Sales Growth and Projected GAAP Sales Growth

(unaudited)

2018 Earnings Per Share Guidance	Q3 2018	FY 2018
Earnings per Diluted Share – Adjusted	$0.72 - $0.74	$2.94 - $3.00
Estimated intangible asset amortization	$0.07	$0.26
Estimated business optimization charges	$0.05 - $0.07	$0.22 - $0.27
Litigation costs	-	$0.01
Acquisition and integration expenses	$0.02	$0.07
Claris settlement	-	($0.14)
U.S. tax reform	-	($0.01)
Earnings per Diluted Share - GAAP	$0.56 - $0.60	$2.48 - $2.59

2018 Sales Growth Guidance	Q3 2018	FY 2018
Sales Growth – Operational	3% - 4%	4% - 5%
U.S. cyclophosphamide	(1%) - 0%	(1%) - 0%
Acquisitions	0% - 1%	1%
Foreign exchange	(1%) - 0%	1%
Sales Growth - GAAP	3%	6%